Exhibit (g)(iii)

CONSENT

I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated August 19, 2009 found on page 61 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2009, hereby filed as exhibit (c)(xix) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2007 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Stephen Rochester
Stephen Rochester
Chief Executive, Queensland Treasury Corporation

Date: September 29, 2009

CONSENT

I hereby consent to the use of the Certificate of the Queensland Treasury Corporation dated August 19, 2009 found on page 61 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2009, hereby filed as exhibit (c)(xix) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2007 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Gerard Bradley
Gerard Bradley
Under Treasurer of the State of Queensland

Date: September 29, 2009

CONSENT

I hereby consent to the use of my Report found on page 62 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2009, hereby filed as exhibit (c)(xix) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2007 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Glenn Gordon Poole
Mr. Glenn Gordon Poole
Auditor-General

Date: September 29, 2009

CONSENT

I hereby consent to the use of the Chairman’s Report on pages 4-6 of the Queensland Treasury Corporation Annual Report for the Year Ended June 30, 2009, hereby filed as exhibit (c)(xix) to this Form 18-K/A to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2007 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File no. 333-147600).

By:	/s/ Leo Hielscher AC
Sir Leo Hielscher AC
Chairman, Queensland Treasury Corporation

Date: September 29, 2009